Accrued Expenses and Other Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Accrued Liabilities and Other Liabilities [Abstract]
Income taxes payable		$ 5,464
Accrued products and licenses costs	$ 70,252	54,364
Marketing expenses payable	16,373	20,771
Legal accrual	53,607	55,530
Other accrued expenses	36,336	39,446
Accrued expenses and other liabilities total	$ 176,568	$ 175,575